[DELOITTE LOGO]

                                                    Brightman Almagor
                                                    1 Azrieli Center
                                                    Tel Aviv 67021
                                                    P.O.B. 16593, Tel Aviv 61164
                                                    Israel

                                                    Tel:  +972 (3) 608 5555
                                                    Fax:  +972 (3) 609 4022
                                                    info@deloitte.co.il
                                                    www.deloitte.com


                                                                    Exhibit 10.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this registration statement of Elscint Ltd. on Form S-8 (relating to the registration of shares to be used under the Elscint Ltd. 2001 Incentive Plan to Employees and Officers and the Elscint Ltd. 2003 Incentive Plan to Employees and Officers, File Number 333-117519) of our report dated March 31, 2005 relating to the consolidated financial statements of Elscint Ltd. and subsidiaries for the year ended December 31, 2004, which are included in Elscint Ltd. Annual Report on Form 20-F filed June 30, 2005.

/s/ Brightman Almagor & Co
Certified Public Accountants

A member of Deloitte Touche Tohmatsu

Tel-Aviv, Israel
June 30, 2005

































Audit.Tax.Consulting.Financial Advisory.                A member firm of
                                                        Deloitte Touche Tohmatsu